Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul W.B. Stephenson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Fargo Electronics, Inc. on Form 10-Q for the quarterly period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Fargo Electronics, Inc.

August 9, 2005

	By:	/s/ PAUL W.B. STEPHENSON
Name: Paul W.B. Stephenson
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Fargo Electronics, Inc. and will be retained by Fargo Electronics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.